UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22472

(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)

Christopher A. Moore

RiverNorth Opportunities Fund, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2018

Item 1.	Reports to Shareholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

7.31.2018

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC.

RN

Section 19(b) Disclosure	July 31, 2018 (Unaudited)

The RiverNorth Opportunities Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.21 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the RiverNorth Opportunities Fund’s website: www.rivernorthcef.com.

RiverNorth Opportunities Fund, Inc.	Table of Contents

Performance Overview	2
Statement of Investments	6
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	30
Dividend Reinvestment Plan	31
Directors and Officers	33
Additional Information	39
Portfolio Holdings	39
Proxy Voting	39
Section 19(a) Notices	39
Stockholder Meeting Results	40
Unaudited Tax Information	41
Data Privacy Policies and Procedures	41
Custodian and Transfer Agent	42
Legal Counsel	42
Independent Registered Public Accounting Firm	42

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2018 (Unaudited)

INVESTMENT OBJECTIVE

RiverNorth Opportunities Fund, Inc.’s (the “Fund”) investment objective is total return consisting of capital appreciation and current income.

PERFORMANCE OVERVIEW

For the nine month period ended July 31, 2018, the Fund returned 2.56% on a net asset value (“NAV”) basis and 2.84% on a market price basis. The S&P 500 Total Return Index returned 10.94% during the same period.

The Fund benefitted from its exposure to general equity closed-end funds, as these funds generally had positive NAV returns over the period. In addition, several of the Fund’s holdings had corporate actions such as tender offers or rights offerings, which generated positive alpha.

Similar to last year, the Fund’s exposure to fixed income closed-end funds detracted from performance relative to the benchmark. On average, fixed income closed-end fund NAV returns underperformed the S&P 500 Index, and these funds also saw discounts widen out. According to Morningstar, discounts for taxable fixed income closed-end funds widened out from an average of 2.86% on October 31, 2017 to 4.43% on July 31, 2018. In addition, closed-end fund holdings that had exposure to emerging markets detracted from performance.

Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.

PERFORMANCE as of July 31, 2018

	CUMULATIVE	AVERAGE ANNUAL
TOTAL RETURNS(1)	6 Months	1 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. - NAV(3)	1.88%	3.47%	11.58%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	-3.04%	3.30%	10.43%
S&P 500® Total Return Index	0.70%	16.24%	14.97%

(1)	Total returns assume reinvestment of all distributions.

(2)	The Fund commenced operations on December 24, 2015.

(3)	Performance returns are net of management fees and other Fund expenses.

(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (855) 830-1222 or by visiting www.rivernorthcef.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

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RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2018 (Unaudited)

Total annual expense ratio as a percentage of net assets attributable to common shares as of July 31, 2018, is 1.72% (excluding interest and dividend expense). Including interest and dividend expense, the expense ratio is 2.07%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from Net Investment income and Net Realized short-term Capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

S&P 500® Total Return Index – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Annual Report | July 31, 2018	3

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2018 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through July 31, 2018.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ASSET ALLOCATION as of July 31, 2018^

^	Holdings are subject to change.

*	Represents securities sold short.

Percentages are based on total net assets of the Fund.

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RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2018 (Unaudited)

TOP TEN HOLDINGS* as of July 31, 2018

% of Net Assets**
U.S. Treasury Notes	5.21%
Delaware Enhanced Global Dividend & Income Fund	4.55%
Prudential Global Short Duration High Yield Fund, Inc.	4.35%
Alpine Total Dynamic Dividend Fund	3.87%
Highland Floating Rate Opportunities Fund	3.51%
Clough Global Opportunities Fund	3.47%
Invesco High Income Trust II	3.09%
Nuveen Mortgage Opportunity Term Fund 2	3.05%
Templeton Emerging Markets Income Fund	2.98%
Managed Duration Investment Grade Municipal Fund	2.87%
36.95%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.

**	Percentages are based on total net assets, including securities sold short.

Annual Report | July 31, 2018	5

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2018

Description	Shares	Value (Note 2)
CLOSED-END FUNDS - COMMON SHARES (71.21%)
Aberdeen Emerging Markets Equity Income Fund, Inc.	59,386	$426,985
Advent Claymore Convertible Securities and Income Fund	2,442	37,802
Advent/Claymore Enhanced Growth & Income Fund	119,731	930,310
AllianzGI Convertible & Income 2024 Target Term Fund	185,146	1,707,046
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	124,438	1,600,273
Alpine Total Dynamic Dividend Fund	443,269	3,931,796
BlackRock Resources & Commodities Strategy Trust	31,101	283,952
China Fund, Inc.	13,868	289,009
Clough Global Equity Fund	10,240	149,197
Clough Global Opportunities Fund(a)	314,683	3,524,450
Cornerstone Strategic Value Fund, Inc.	168,065	2,388,204
Cornerstone Total Return Fund, Inc.	57,575	808,353
Delaware Enhanced Global Dividend & Income Fund	403,841	4,619,941
Delaware Investments Dividend & Income Fund, Inc.	3,909	48,511
Eagle Growth & Income Opportunities Fund	136,249	2,122,759
Eaton Vance Limited Duration Income Fund	7,173	90,308
First Trust Senior Floating Rate 2022 Target Term Fund	37,235	347,775
Gabelli Utility Trust	15,807	92,155
Highland Floating Rate Opportunities Fund	223,368	3,562,720
India Fund, Inc.	36,732	937,401
Invesco High Income Trust II	231,266	3,142,905
Invesco Senior Income Trust	384,198	1,663,577
Kayne Anderson MLP/Midstream Investment Co.	120,025	2,275,674
Lazard World Dividend & Income Fund, Inc.	116,590	1,235,737
Legg Mason BW Global Income Opportunities Fund, Inc.	157,132	1,803,875
Madison Covered Call & Equity Strategy Fund	212,563	1,621,856
Managed Duration Investment Grade Municipal Fund	203,973	2,916,814
Morgan Stanley Emerging Markets Debt Fund, Inc.	196,459	1,752,414
Morgan Stanley Emerging Markets Fund, Inc.	138,888	2,312,485
NexPoint Credit Strategies Fund	115,344	2,594,087
Nuveen California Quality Municipal Income Fund	8,966	119,427
Nuveen Credit Strategies Income Fund	106,497	840,261
Nuveen Emerging Markets Debt 2022 Target Term Fund	36,408	317,478
Nuveen Intermediate Duration Quality Municipal Term Fund	39,571	493,054
Nuveen Mortgage Opportunity Term Fund	65,004	1,537,280
Nuveen Mortgage Opportunity Term Fund 2(a)	135,912	3,104,230
Prudential Global Short Duration High Yield Fund, Inc.(a)	324,648	4,424,952
Prudential Short Duration High Yield Fund, Inc.	25,383	355,362
Special Opportunities Fund, Inc.	32,659	493,477
Sprott Focus Trust, Inc.	58,526	457,088
Templeton Emerging Markets Income Fund	285,442	3,031,394
Templeton Global Income Fund	323,069	2,032,104
Tortoise MLP Fund, Inc.	184,665	2,899,240
Virtus Total Return Fund, Inc.(a)	126,560	1,356,723
Voya Prime Rate Trust	171,297	851,346

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2018

Description	Shares	Value (Note 2)
Western Asset Global High Income Fund, Inc.	55,673	$512,192
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	29,511	325,211

TOTAL CLOSED-END FUNDS
(Cost $72,410,966)		72,369,190

OPEN-END FUNDS - COMMON SHARES (0.11%)
Morgan Stanley Institutional Fund Trust - Corporate Bond Portfolio, Class I	9,510	112,216

TOTAL OPEN-END FUNDS
(Cost $114,922)		112,216

BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES (4.39%)
American Capital Senior Floating, Ltd.	126,270	1,553,121
Garrison Capital, Inc.	242,231	2,032,318
OHA Investment Corp.	601,728	878,523

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $5,381,061)		4,463,962

BUSINESS DEVELOPMENT COMPANY NOTES - PREFERRED SHARES (6.62%)
Capital Southwest Corp., 5.95%, 12/15/2022	29,239	737,115
Hercules Capital, Inc., 6.25%, 7/30/2024	3,032	76,316
KCAP Financial, Inc., 6.13%, 9/30/2022	21,877	553,269
Oxford Square Capital Corp., 6.50%, 3/30/2024	77,272	1,986,663
Stellus Capital Investment Corp., 5.75%, 9/15/2022	12,767	322,750
THL Credit, Inc., 6.75%, 12/30/2022	25,673	656,330
Triangle Capital Corp., 6.38%, 3/15/2022	30,204	762,953
Triangle Capital Corp., 6.38%, 12/15/2022	51,052	1,288,042
TriplePoint Venture Growth Corp., 5.75%, 7/15/2022	13,497	342,824

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $6,642,172)		6,726,262

SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES (10.77%)
Allegro Merger Corp.(b)	24,649	250,927
Atlantic Acquisition Corp.(b)	16,904	173,942
Big Rock Partners Acquisition Corp.(b)	35,482	352,336
Bison Capital Acquisition Corp.(b)	22,246	223,461
Black Ridge Acquisition Corp.(b)	24,390	239,022
CM Seven Star Acquisition Corp.(b)	32,478	323,156
Constellation Alpha Capital Co.(b)	15,886	158,701
Draper Oakwood Technology Acquisition, Inc., Class A(b)	13,212	133,441
Far Point Acquisition Corp.(b)	5,103	52,051
Greenland Acquisition Corp.(b)	23,749	240,340
Haymaker Acquisition Corp.(b)	1	10
Haymaker Acquisition Corp., Class A(b)	51,090	498,127

See Notes to Financial Statements.

Annual Report | July 31, 2018	7

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2018

Description	Shares	Value (Note 2)
Hennessy Capital Acquisition Corp. III(b)	29,724	$300,510
HL Acquisitions Corp.(b)	30,748	298,870
Industrea Acquisition Corp., Class A(b)	16,655	165,717
KBL Merger Corp. IV(b)	20,375	204,871
Legacy Acquisition Corp., Class A(b)	29,594	284,990
Leisure Acquisition Corp.(b)	56,828	551,232
LF Capital Acquisition Corp., Class A(b)	33,437	320,828
Modern Media Acquisition Corp.(b)	20,850	208,917
One Madison Corp., Class A(b)	75,084	730,943
Osprey Energy Acquisition Corp.(b)	12,916	135,489
Pensare Acquisition Corp.(b)	38,862	385,511
Pure Acquisition Corp.(b)	42,171	406,529
Thunder Bridge Acquisition, Ltd., Class A(b)	50,206	484,237
Triangle Capital Corp.	186,700	2,240,400
Trident Acquisitions Corp.(b)	50,476	492,141
Trinity Merger Corp., Class A(b)	20,397	199,687
Twelve Seas Investment Co.(b)	45,379	434,731
VectoIQ Acquisition Corp.(b)	47,906	457,981

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $10,584,223)		10,949,098

RIGHTS (0.15%)
Atlantic Acquisition Corp., Expires 12/31/2049	16,904	15,214
Big Rock Partners Acquisition Corp., Expires 12/31/2049	35,482	15,098
Bison Capital Acquisition Corp., Expires 07/18/2022	22,246	8,309
Black Ridge Acquisition Corp., Expires 10/25/2022	12,194	4,274
CM Seven Star Acquisition Corp., Expires 11/06/2018	32,478	14,290
Constellation Alpha Capital Co., Expires 03/23/2024	15,886	9,214
Draper Oakwood Technology Acquisition, Inc., Expires 09/30/2024	13,212	6,084
HL Acquisitions Corp., Expires 07/19/2023	30,748	26,920
KBL Merger Corp. IV, Expires 07/01/2023	20,375	7,183
Modern Media Acquisition Corp., Expires 06/07/2022	20,850	9,070
Pensare Acquisition Corp., Expires 08/08/2022	38,862	16,322
Twelve Seas Investment Co., Expires 07/14/2023	45,379	18,832

TOTAL RIGHTS
(Cost $113,374)		150,810

WARRANTS (0.44%)
Big Rock Partners Acquisition Corp., Strike Price $11.50, Expires 12/01/2022	17,741	8,604
Bison Capital Acquisition Corp., Strike Price $11.50, Expires 07/18/2022	11,123	4,672
Black Ridge Acquisition Corp., Strike Price $11.50, Expires 10/25/2022	32,819	14,769

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2018

Description	Shares	Value (Note 2)
CM Seven Star Acquisition Corp., Strike Price $11.50, Expires 11/06/2018	16,239	$6,983
Constellation Alpha Capital Co., Strike Price $11.50, Expires 03/23/2024	15,886	7,466
Draper Oakwood Technology Acquisition, Inc., Strike Price $11.50, Expires 09/30/2024	6,606	5,087
Haymaker Acquisition Corp., Strike Price $11.50, Expires 11/17/2022	25,545	26,056
Hennessy Capital Acquisition Corp. III, Strike Price $11.50, Expires 06/15/2024	22,293	32,994
HL Acquisitions Corp., Strike Price $11.50, Expires 07/18/2023	30,748	12,607
I-AM Capital Acquisition Co., Strike Price $11.50, Expires 10/09/2022	16,748	5,148
Industrea Acquisition Corp., Strike Price $11.50, Expires 08/01/2024	16,655	11,075
KBL Merger Corp. IV, Strike Price $5.75, Expires 07/01/2023	20,375	6,530
Legacy Acquisition Corp., Strike Price $5.75, Expires 12/01/2022	29,594	14,797
Leisure Acquisition Corp., Strike Price $11.50, Expires 12/28/2022	28,414	36,796
LF Capital Acquisition Corp., Strike Price $11.50, Expires 06/27/2023	33,437	18,056
Modern Media Acquisition Corp., Strike Price $11.50, Expires 06/07/2022	10,425	7,806
National Energy Services Reunited Corp., Strike Price $11.50, Expires 06/05/2022	20,850	31,275
One Madison Corp., Strike Price $11.50, Expires 02/23/2023	37,542	41,672
Osprey Energy Acquisition Corp., Strike Price $11.50, Expires 08/15/2022	9,674	19,154
Pensare Acquisition Corp., Strike Price $11.50, Expires 08/08/2022	19,431	12,047
Pure Acquisition Corp., Strike Price $11.50, Expires 04/17/2023	21,085	27,621
Thunder Bridge Acquisition, Ltd., Strike Price $11.50, Expires 07/17/2022	50,206	26,107
Trident Acquisitions Corp., Strike Price $11.50, Expires 06/14/2021	50,476	15,395
Trinity Merger Corp., Strike Price $11.50, Expires 06/01/2023	20,397	8,363
Twelve Seas Investment Co., Strike Price $11.50, Expires 07/13/2023	45,379	15,656
VectoIQ Acquisition Corp., Strike Price $11.50, Expires 06/12/2023	47,906	27,342

TOTAL WARRANTS
(Cost $338,085)		444,078

See Notes to Financial Statements.

Annual Report | July 31, 2018	9

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2018

	Rate	Maturity Date	Principal Amount	Value (Note 2)
U.S. GOVERNMENT BONDS AND NOTES (5.21%)
U.S. Treasury Notes(a)	1.125%	01/31/19	$5,327,100	$5,297,759

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $5,309,069)				5,297,759

	7-Day Yield	Shares	Value
SHORT-TERM INVESTMENTS - COMMON SHARES (2.06%)
State Street Institutional Treasury Money Market Fund	1.804%	2,096,826	2,096,826

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,096,826)			2,096,826

TOTAL INVESTMENTS (100.96%)
(Cost $102,990,698)			$102,610,201

Liabilities in Excess of Other Assets (-0.96%)(c)			(985,908)
NET ASSETS (100.00%)			$101,624,293

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value
EXCHANGE-TRADED FUNDS - COMMON SHARES(-4.63%)
Alerian MLP ETF	(101,583)	$(1,111,318)
SPDR® Bloomberg Barclays High Yield Bond ETF	(100,000)	(3,594,000)

TOTAL EXCHANGE-TRADED FUNDS		(4,705,318)

TOTAL SECURITIES SOLD SHORT
(Proceeds $4,737,847)		$(4,705,318)

(a)	All or a portion of the security is pledged as collateral for securities sold short. As of July 31, 2018, the aggregate market value of those securities was $10,410,893 representing 10.24% of net assets.

(b)	Non-income producing security.

(c)	Includes cash, in the amount of $3,504,329 which is being held as collateral for securities sold short.

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	July 31, 2018

ASSETS:
Investments, at value	$102,610,201
Cash	4,756
Deposit with broker for securities sold short	3,504,329
Receivable for investments sold	477,833
Receivable for reinvested fund shares	65,610
Dividends receivable	76,958
Deferred offering costs (Note 6)	148,833
Prepaid and other assets	17,142
Total Assets	106,905,662

LIABILITIES:
Securities Sold Short (Proceeds $4,737,847)	4,705,318
Payable for investments purchased	188,185
Interest payable for borrowing	3,333
Payable to adviser	85,929
Payable to administrator	28,967
Accrued offering costs (Note 6)	126,807
Payable to transfer agent	3,953
Payable for director fees	30,643
Payable for custodian fees	9,250
Payable for professional fees	58,500
Payable for printing fees	29,048
Other payables	11,436
Total Liabilities	5,281,369
Net Assets	$101,624,293

NET ASSETS CONSIST OF:
Paid-in capital	$102,210,829
Distributions in excess of net investment income	(130,680)
Accumulated undistributed net realized loss	(107,888)
Net unrealized depreciation	(347,968)
Net Assets	$101,624,293

PRICING OF SHARES:
Net Assets	$101,624,293
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	5,330,225
Net asset value per share	$19.07

Cost of Investments	$102,990,698

See Notes to Financial Statements.

Annual Report | July 31, 2018	11

RiverNorth Opportunities Fund, Inc.	Statements of Operations

	For the Period Ended July 31, 2018(a)	For the Year Ended October 31, 2017
INVESTMENT INCOME:
Interest	$61,811	$84,774
Dividends	3,852,101	3,172,918
Total Investment Income	3,913,912	3,257,692

EXPENSES:
Investment advisory fees	766,857	768,097
Administration fees	120,796	118,368
Transfer agent fees	19,071	25,085
Dividend expense - short sales	235,433	314,308
Interest expense - borrowing	27,313	21,063
Cost of borrowing	1,257	13,741
Audit fees	24,000	24,000
Legal fees	61,750	172,346
Custodian fees	21,330	20,759
Director fees	105,809	141,218
Printing fees	42,320	13,827
Insurance fees	19,230	22,799
Other expenses	140,340	42,460
Total Expenses	1,585,506	1,698,071
Net Investment Income	2,328,406	1,559,621

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	4,104,678	7,981,591
Securities sold short	(1,609,966)	–
Long-term capital gains from other investment companies	510,008	856,146
Net realized gain	3,004,720	8,837,737
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,591,642)	1,014,115
Securities sold short	1,458,603	(1,426,074)
Net change in unrealized appreciation/(depreciation)	(1,133,039)	(411,959)
Net Realized and Unrealized Gain on Investments	1,871,681	8,425,778
Net Increase in Net Assets Resulting from Operations	$4,200,087	$9,985,399

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Period Ended July 31, 2018(a)	For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
OPERATIONS:
Net investment income	$2,328,406	$1,559,621	$2,563,412
Net realized gain	2,494,712	7,981,591	3,932,768
Long-term capital gains from other investment companies	510,008	856,146	1,821,535
Net change in unrealized appreciation/(depreciation)	(1,133,039)	(411,959)	1,197,030
Net increase in net assets resulting from operations	4,200,087	9,985,399	9,514,745

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,483,811)	(2,004,560)	(6,496,219)
From net realized gains	(7,147,088)	(5,092,757)	(1,682,509)
From tax return of capital	(426,607)	–	–
Net decrease in net assets from distributions to shareholders	(10,057,506)	(7,097,317)	(8,178,728)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	30,359,843	–	72,599,794
Dividend Reinvestment	194,875	3,094	–
Net increase in net assets from capital share transactions	30,554,718	3,094	72,599,794

Net Increase in Net Assets	24,697,299	2,891,176	73,935,811

NET ASSETS:
Beginning of period	76,926,994	74,035,818	100,007
End of period (including distributions in excess of net investment income of $(130,680), $(45,864) and $–)	$101,624,293	$76,926,994	$74,035,818

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	3,755,304	3,755,155	5,155
Shares issued in connection with public offering	1,564,710	–	3,750,000
Shares issued as reinvestment of dividends	10,211	149	–
Shares outstanding - end of period	5,330,225	3,755,304	3,755,155

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.

See Notes to Financial Statements.

Annual Report | July 31, 2018	13

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
Net asset value - beginning of period	$20.48		$19.72	$19.40
Income/(loss) from investment operations:
Net investment income(b)	0.44		0.42	0.68
Net realized and unrealized gain	0.40		2.23	1.86
Total income from investment operations	0.84		2.65	2.54
Less distributions to shareholders:
From net investment income	(0.47)		(0.53)	(1.73)
From net realized gains	(1.34)		(1.36)	(0.45)
From tax return of capital	(0.08)		–	–
Total distributions	(1.89)		(1.89)	(2.18)
Capital share transactions:
Dilutive effect of rights offering	(0.32	)(c)	–	–
Common share offering costs charged to paid-in capital	(0.04)		–	(0.04)
Total capital share transactions	(0.36)		–	(0.04)
Net increase/(decrease) in net asset value	(1.41)		0.76	0.32
Net asset value - end of period	$19.07		$20.48	$19.72
Market price - end of period	$19.14		$20.50	$19.65
Total Return(d)	2.56%		14.11%	13.67%
Total Return - Market Price(d)	2.84%		14.63%	9.87%

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
Supplemental Data:
Net assets, end of period (in thousands)	$101,624		$76,927	$74,036
Ratios to Average Net Assets (including dividend expense and line of credit expense)
Total expenses	2.07	%(e)	2.21%	1.69	%(e)
Net investment income	3.03	%(e)	2.03%	4.03	%(e)
Ratios to Average Net Assets (excluding dividend expense and line of credit expense)
Total expenses	1.72	%(e)	1.75%	N/A
Net investment income	2.68	%(e)	1.57%	N/A
Portfolio turnover rate	74	%(f)	162%	113	%(f)

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.

(b)	Calculated using average shares throughout the period.

(c)	Represents the impact of the Fund's rights offering of 1,564,710 common shares in November 2017 at a subscription price per share based on a formula. For more details please refer to Note 6 of the Notes to Financial Statements.

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(e)	Annualized.

(f)	Not annualized.

See Notes to Financial Statements.

Annual Report | July 31, 2018	15

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

1. ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective July 18, 2018, the Board of Directors (the “Board”) approved changing the fiscal year-end of the Fund from October 31 to July 31.

The Fund’s investment objective is total return consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”). Underlying Funds also may include business development companies (“BDCs”) and special purpose acquisition companies (“SPACs”). All Underlying Funds are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund incurs higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the entire Board and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

The Fund’s Charter provides that, during calendar year 2021, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the “Conversion Vote Date”). Such shareholder meeting may be adjourned or postponed in accordance with the By-Laws of the Fund to a date in calendar year 2021. A vote on such Conversion Vote Date to convert the Fund to an open-end management investment company under the Declaration requires approval by a majority of the Fund’s total outstanding shares. A majority is defined as greater than 50% of the Fund’s total outstanding shares. If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. If the requisite number of votes to convert the Fund to an open-end management investment company is not obtained on the Conversion Vote Date, the Fund will continue in operation as a closed-end management investment company.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, but may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

2.  SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures in the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2018.

Portfolio Valuation: The net asset value per common share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Annual Report | July 31, 2018	17

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$72,369,190	$–	$–	$72,369,190
Open-End Funds	112,216	–	–	112,216
Business Development Companies	4,463,962	–	–	4,463,962
Business Development Company Notes	6,726,262	–	–	6,726,262
Special Purpose Acquisition Companies	10,949,098	–	–	10,949,098
Rights	150,810	–	–	150,810
Warrants	444,078	–	–	444,078
U.S. Government Bonds and Notes	–	5,297,759	–	5,297,759
Short-Term Investments	2,096,826	–	–	2,096,826
Total	$97,312,442	$5,297,759	$–	$102,610,201
Other Financial Instruments Liabilities:
Securities Sold Short Exchange-Traded Funds	$(4,705,318)	$–	$–	$(4,705,318)
Total	$(4,705,318)	$–	$–	$(4,705,318)

The Fund recognizes transfers between levels as of the end of the period. For the period ended July 31, 2018, the Fund had transfers between Level 1 and Level 2 securities.

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Special Purpose Acquisition Companies	$1,058,514	$–	$–	$(1,058,514)
Rights	22,397	–	–	(22,397)
Warrants	43,122	–	–	(43,122)
Total	$1,124,033	$–	$–	$(1,124,033)

The above transfers from Level 2 to Level 1 were due to the ability to obtain a closing market price within an active market at July 31, 2018.

Annual Report | July 31, 2018	19

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value at any time during the period ended July 31, 2018.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

Special Purpose Acquisition Company Risk: The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

During the period ended July 31, 2018, the Fund invested in rights and warrants, which are disclosed in the Statement of Investments.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

The effect of derivative instruments on the Statement of Assets and Liabilities for the period ended July 31, 2018:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Rights)	Investments, at value	$150,810
Equity Contracts (Warrants)	Investments, at value	444,078
		$594,888

The effect of derivative instruments on the Statements of Operations for the period ended July 31, 2018:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/(depreciation) on investments	$(415)	$34,292
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/(depreciation) on investments	–	103,610
Total		$(415)	$137,902

The Fund’s average value of rights and warrants held for the period ended July 31, 2018 were $86,123 and $164,886 respectively.

Annual Report | July 31, 2018	21

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2017:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/(depreciation) on investments	$(1,285)	$3,144
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/(depreciation) on investments	–	2,383
Total		$(1,285)	$5,527

The Fund’s average value of rights and warrants held for the year ended October 31, 2017 were $4,755 and $9,992 respectively.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund, which became effective on June 29, 2018. Pursuant to an investment sub-advisory agreement, AAI has retained RiverNorth Capital Management LLC (“RiverNorth”) to serve as the Fund’s sub-adviser, which also became effective on June 29, 2018. AAI and RiverNorth each served under previous investment advisory and sub-advisory agreements, respectively, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of AAI’s parent company, as described below. Beginning April 16, 2018 until June 29, 2018, AAI and RiverNorth each served under an interim investment advisory agreement and interim sub-advisory agreement, respectively, until the current investment advisory and sub-advisory agreements were approved by the Fund’s shareholders. As compensation for its services to the Fund under each of the applicable investment advisory agreements, AAI is paid an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets (as defined below). Under each of the applicable investment sub-advisory agreements, AAI (not the Fund) pays RiverNorth an annual fee of 0.85% based on the Fund’s average daily Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired DST in a transaction which closed on April 16, 2018.

The Fund pays no salaries or compensation to any of its interested Directors or its Officers. For their services, the four independent Directors of the Fund receive an annual retainer in the amount of $17,000, an additional $2,000 for attending each meeting of the Board and $1,000 for attending a special meeting of the Board. In addition, the Independent Chairman receives an additional $10,000 annually. The independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain Officers and an Interested Director of the Fund are also officers of AAI and AFS. An Interested Director is an officer of RiverNorth.

Managed Assets: For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force.

4. LEVERAGE

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 15% of the Fund’s Managed Assets immediately after such borrowings or issuance. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). However, the Fund is not required to decrease its use of leverage if leverage exceeds 15%, but is less than 20% of the Fund’s Managed Assets due solely to changes in market conditions. Based on market conditions at the time, the Fund may instead use such leverage in amounts that represent less than 15% of the Fund’s Managed Assets. The Sub-adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, may take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans. The Underlying Funds that the Fund invests in may also use leverage; provided, however, it is the intention of the Fund that the Fund’s direct use of leverage and the Fund’s overall exposure to leverage utilized by all the Underlying Funds, (i) attributable to debt, will not exceed 33 1/3% of the Fund’s Managed Assets and (ii), attributable to debt and preferred stock, will not exceed 50% of its Managed Assets. To the extent that the Fund’s exposure to leverage utilized by all the Underlying Funds is 50% of the Fund’s Managed Assets, the Fund intends to not utilize leverage directly. The Fund’s intention to limit leverage is contingent upon the Sub-adviser’s ability to adequately determine an Underlying Fund’s current amount of leverage, which may be severely limited, and ultimately unsuccessful.

Annual Report | July 31, 2018	23

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to the Fund’s Common Shareholders. If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to Common Shareholders will be less than if leverage had not been used. The use of leverage magnifies gains and losses to Common Shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the shares of common stock than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund has entered into a $15,000,000 secured committed line of credit agreement with State Street Bank and Trust Company (“SSB”), which by its terms expires on November 28, 2018, subject to the restrictions and terms of the credit agreement. For borrowing under this credit agreement, the Fund will be charged either an interest rate of:

(1)	1.00% (per annum) plus the One-Month LIBOR (London Interbank Offered Rate) or

(2)	as of any day, the higher of (a) 1.05% (per annum) plus the daily Federal Funds Rate as in effect on that day, and (b) 1.05% (per annum) plus the One-Month LIBOR as in effect on that day.

Borrowing under this credit agreement, the commitment fee on the daily unused loan balance of the line of credit accrues; (a) at all other times, as of any date upon which the loan balance equals or exceeds 75% of the commitment amount, 0.15% and as of any other date, 0.25%. Until November 28, 2017 the commitment fee on the unused loan balance was 0.15%. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. During the period ended July 31, 2018, the Fund did not draw down on its credit line. Prior to submitting a request to borrow from the line of credit, the Fund will evaluate the economic suitability of the credit terms above.

5. DISTRIBUTIONS

The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board from time to time. In addition, the Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

Distributions to shareholders are recorded on ex-date.

On June 30, 2017 the Board approved the adoption of a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, beginning with its August 2017 distribution, the Fund made monthly distributions to common shareholders set initially at a fixed monthly rate of $0.21 per common share. For the period of December 2015 through July 2017, the Fund made regular monthly distributions of $0.14 per share.

The amount of the Fund's distributions pursuant to the Managed Distribution Plan are not related to the Fund's performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

The Board approved the termination of the Fund’s Managed Distribution Plan, effective following the close of business on July 31, 2018 (See Note 9).

6.   CAPITAL TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

Annual Report | July 31, 2018	25

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

The Fund issued 3,755,155 common shares in its initial public offering on December 24, 2015. These common shares were issued at $20.00 per share before the underwriting discount of $0.60 per share. Offering costs of $150,206 (representing $0.04 per common share) were offset against proceeds of the offerings and have been charged to paid-in capital of the common shares. AAI and RiverNorth agreed to pay those offering costs of the Fund (other than the sales load) that exceeded $0.04 per common share.

On September 25, 2017, the Board approved the rights offering to participating shareholders of record as of October 12, 2017 (the “Record Date”) who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders received one Right for each common share held on the Record Date. For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record Date Shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other Record Date Shareholders. The Fund issued 1,564,710 new shares of common stock as a result of a rights offering which closed on November 9, 2017 (the “Expiration Date”). The subscription price of $19.54 per share was established on the Expiration Date, which represented 95% of the market price per share, based on the average of the last reported sales price on the NYSE for the five trading days preceding the Expiration Date. Costs of $214,591 were charged to paid-in-capital upon the exercise of the rights.

Offering costs incurred as a result of the Fund’s shelf registration statement, through July 31, 2018, are approximately $148,833. Management estimates an additional $495,735 of costs expected to be incurred resulting in total offering costs of approximately $644,568. The Statement of Assets and Liabilities reflects the current offering costs of $148,833 as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to July 31, 2018, will be charged to paid-in-capital upon the issuance of shares.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

7.   PORTFOLIO INFORMATION

Purchases and Sales of Securities: For the period ended July 31, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $101,186,169 and $68,528,190 respectively.

8.   TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

26	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

The tax character of distributions paid during the period ended July 31, 2018, the year ended October 31, 2017 and the period ended October 31, 2016 were as follows:

	For the Period Ended July 31, 2018	For the Year Ended October 31, 2017	For the Period Ended October 31, 2016
Ordinary Income	$5,015,176	$7,094,912	$6,496,219
Tax-Exempt Income	38,747	2,405	–
Long-Term Capital Gain	4,576,976	–	1,682,509
Return of Capital	426,607	–	–
Total	$10,057,506	$7,097,317	$8,178,728

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended July 31, 2018, certain differences were reclassified.

The reclassifications were as follows:

Paid-in capital	Accumulated net investment income	Accumulated net realized gain
$(93,499)	$70,589	$22,910

These differences are primarily attributed to excise taxes paid, investments in passive foreign investment companies and investments in real estate investment trusts.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	$(549,742)
Cumulative Effect of Other Timing Difference	(36,794)
Total	$(586,536)

Annual Report | July 31, 2018	27

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of July 31, 2018, was as follows:

Cost of investments for income tax purposes	$103,192,472
Gross appreciation on investments (excess of value over tax cost)(a)	2,955,637
Gross depreciation on investments (excess of tax cost over value)(a)	(3,505,379)
Net unrealized depreciation on investments	$(549,742)

(a)	Includes appreciation/(depreciation) on securities sold short.

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies and tax treatment of certain other investments.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended July 31, 2018, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Fund’s financial statements. During the year, the Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

9.   SUBSEQUENT EVENTS

Distributions

Subsequent to July 31, 2018, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
August 16, 2018	August 17, 2018	August 31, 2018	$0.210
September 13, 2018	September 14, 2018	September 28, 2018	$0.210

Beginning August 1, 2018, the Fund intends to make regular monthly cash distributions of its net investment income to common stockholders at a level based on the projected performance of the Fund, which rate continues at a fixed dollar amount that may be adjusted from time to time. Dividends and distributions may be payable in cash or shares of common stock, with stockholders having the option to receive additional common stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund’s ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from its investments and the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s common stock could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

28	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2018

On June 19, 2018, the Board approved an At-The-Market Offering (“ATM”) as part of the shelf registration. Sales of the Fund’s shares under the ATM offering commenced following the close of the fiscal year. The Fund may offer and sell up to 3,300,000 of the Fund’s common shares, from time to time through JonesTrading Institutional Services LLC as the Fund’s agent for the offer and sale of the common shares.

On September 18, 2018, the Fund announced a rights offering whereby shareholders of record on October 4th, 2018 will receive one transferable right for each share owned on that date. Rights holders may subscribe to purchase one new share for every three rights held.

Annual Report | July 31, 2018	29

RiverNorth Opportunities Fund, Inc.	Report of Independent Registered Public Accounting Firm

July 31, 2018

To the Shareholders and Board of Directors of
RiverNorth Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of July 31, 2018, and the related statements of operations for the nine months ended July 31, 2018 and for the year ended October 31, 2017, the statements of changes in net assets for the nine months ended July 31, 2018 and the year or period ended October 31, 2017 and 2016, respectively, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 27, 2018

30	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2018 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting (the Plan Administrator), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

Annual Report | July 31, 2018	31

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2018 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at Mail Stop: RiverNorth Opp, 430 West 7th Street, Kansas City, MO 64105-1407.

32	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2018 (Unaudited)

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2020. Has served since 2013.	Partner, Law Office of Carter Reymann Law, P.A. (a general practice and corporate law firm) (2018 to present); Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to 2018); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	6	Carillon Mutual Funds (14 funds) (2016 to present)); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); Director, Chairman, Transamerica Funds (120 funds) (2006 to 2012).
J. Wayne Hutchens (1944)	Director	Current term expires in 2020. Has served since 2013.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	1	ALPS Series Trust (9 funds) (2012 to present).

Annual Report | July 31, 2018	33

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2018 (Unaudited)

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John S. Oakes (1943)	Chairman and Director	Term expires in 2021. Has served since 2013.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	6	RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).
David M. Swanson (1957)	Director	Initial term expires in 2019. He has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing since 2006, Executive Vice President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	11	Managed Portfolio Series (40 funds) (2011 to present); Trustee, ALPS Variable Investment Trust (9 funds) (2006 to present).

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2018 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Patrick W. Galley(5) (1975)	Director	Initial term expires in 2019. Has served since 2013.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	6	RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).
Jeremy May (1970)(6)	President and Director	Term expires in 2021. Has served since 2018. Has served as President since 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and President and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	11	Reaves Utility Income Fund (1 fund); ALPS Series Trust (9 funds)

Annual Report | July 31, 2018	35

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2018 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Erin D. Nelson (1977)	Chief Compliance Officer	Has served since 2015.	Erin Nelson became Senior Vice-President and Chief Compliance Officer of the Adviser on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of the Adviser since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Ms. Nelson is also the CCO of Red Rocks Capital, LLC, ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Principal Real Estate Income Fund.	N/A	N/A
Kathryn A. Burns (1976)	Treasurer	Has served since 2018.	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as a Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 to 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 to 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS ETF Trust, ALPS Variable Investment Trust, Boulder Growth & Income Fund and Principal Real Estate Income Fund.	N/A	N/A

36	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2018 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Christopher A. Moore (1984)	Secretary	Has served since 2017.	Mr. Moore has been Vice President and Senior Counsel of ALPS Fund Services, Inc. since 2016. Prior to joining ALPS, Mr. Moore served as an associate at Thompson Hine LLP from 2013-2016 and as Corporate Counsel at DSW, Inc. from 2012-2013. He also served as a certified public accountant for Ernst & Young from 2007-2009 and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Assistant Secretary of the Griffin Institutional Access Credit Fund and Griffin Institutional Access Real Estate Fund.	N/A	N/A
Allen G. French (1959)	Assistant Secretary	Has served since 2017.	Mr. French has been Assistant Vice President and Paralegal Manager since June 2017, and Senior Investment Company Act Paralegal from September 2016 to May 2017 of ALPS Fund Services, Inc. Prior to that Mr. French was Manager, Investment Company Act Products, Transamerica Asset Management, Inc. from 2015 to 2016; Senior Paralegal, ALPS Fund Services, Inc. from 2012 to 2015; and Legal Operations Manager, Old Mutual Capital, Inc. from 2006 to 2012. Mr. French is also the Assistant Secretary of the RiverNorth Funds.	N/A	N/A

Annual Report | July 31, 2018	37

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2018 (Unaudited)

(1)	After a Director’s initial term, each Director is expected to serve a three-year term.

(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Galley, Mr. Carter and Mr. Oakes, the Fund complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), and the RiverNorth Funds (3 Funds). For Mr. Swanson, the Fund complex consists of the Fund (1 Fund) and the ALPS Variable Investment Trust (9 Funds). For Mr. May, the Fund complex consists of the Fund (1 Fund), Reaves Utility Income Fund (1 Fund) and the ALPS Series Trust (9 Funds). For Mr. Hutchens, the Fund complex consists of the Fund (1 Fund).

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. Galley is considered to be an “Interested Director” because of his affiliation with the Sub-Adviser.

(6)	Mr. May is considered to be an “Interested Director” because of his affiliation with the Adviser.

(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-855-830-1222.

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RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without a charge, upon request, by contacting the Fund at 1-855-830-1222 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N–Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-830-1222, (2) on the Fund’s website located at http://www.rivernorthcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act and the related rules adopted there under. A Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the nine months ended July 31, 2018				Percentage of the Total Cumulative Distributions for the nine months ended July 31, 2018
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$ 0.39051	$ 1.17341	$ 0.32608	$ 1.89000	20.66%	62.09%	17.25%	100.00%

Annual Report | July 31, 2018	39

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2018 (Unaudited)

STOCKHOLDER MEETING RESULTS

On June 29, 2018, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The approval of a new investment advisory agreement between the Fund and ALPS Advisors, Inc.

	Number of Shares	% of Shares Voted
For	2,496,844.008	92.636%
Withheld	99,149.040	3.679%
Abstain	99,333.952	3.685%
Total	4,569,207.540	100.000%

Proposal 2: The approval of a new investment sub-advisory agreement between the ALPS Advisors, Inc. and River North Capital Management LLC.

	Number of Shares	% of Shares Voted
For	2,486,371.476	92.247%
Withheld	109,229.066	4.053%
Abstain	99,726.458	3.700%
Total	4,569,207.540	100.000%

On August 10, 2018, the Fund held its Annual Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Directors of the Fund, each to hold office for the term indicated or until their successors are duly elected and qualified.

Election of John S. Oakes as a Director of the Fund to a three-year term to expire at the Fund’s 2021 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Number of Shares	% of Shares Voted
For	4,385,783.986	95.986%
Withheld	183,423.554	4.014%
Total	4,569,207.540	100.000%

Election of Jeremy O. May as a Director of the Fund to a three-year term to expire at the Fund’s 2021 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Number of Shares	% of Shares Voted
For	4,384,685.624	95.962%
Withheld	184,521.916	4.038%
Total	4,569,207.540	100.000%

40	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2018 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated the following for federal income tax purposes for the period ended July 31, 2018:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Opportunities Fund	$8,629	$62,813

Tax-Exempt Percentage
RiverNorth Opportunities Fund	1.56%

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	-	5.86%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Opportunities Fund designated $4,576,976 as long-term capital gain dividends.

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.

●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.

●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (855) 830-1222.

Annual Report | July 31, 2018	41

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2018 (Unaudited)

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

42	www.rivernorthcef.com

Intentionally Left Blank

RiverNorth Capital Management, LLC
325 N. LaSalle Street, Suite 645
Chicago, IL 60654

Secondary market support provided to the Fund by ALPS Advisors Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended October 31, 2017 and July 31, 2018, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $19,000 and $19,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended October 31, 2017 and July 31, 2018, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended October 31, 2017 and July 31, 2018, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2017 and July 31, 2018, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item was $3,000 and $3,500, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2017 and July 31, 2018 were $0 and $0, respectively. For the fiscal years ended October 31, 2017 and July 31, 2018, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Patrick W. Galley, CFA	Director and Portfolio Manager (since inception)	Manager and Chief Investment Officer, RiverNorth Capital Management (since 2004); President and Trustee, RiverNorth Funds (since 2006); President and Director, RiverNorth Marketplace Lending Corporation (since 2016); President and Director, RiverNorth/Double Line Strategic Opportunities Fund, Inc. (since 2016); Manager, RiverNorth Financial Holdings, LLC (since 2014); Director, RiverNorth Holding Co. (since 2009).
Stephen O’Neill, CFA	Portfolio Manager (since inception)	Portfolio Manager, RiverNorth Capital Management (since 2007).

Patrick W. Galley, CFA

Mr. Galley is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer for the Subadviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Subadviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Subadviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA

Mr. O’Neill is the Fund’s other co-portfolio manager. Mr. O’Neill is a Portfolio Manager for the Subadviser. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining the Subadviser in 2007, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2)	As of July 31, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Patrick W. Galley, CFA	9	$2.89b	3	$334m*	2	$35.3m
Stephen O’Neill, CFA	8	$2.58b	2	$292m*	2	$35.3m
*	Subject to incentive fee

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Mr. Galley’s and Mr. O’Neill’s total compensation which is paid by the Subadviser (and not the Fund) includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory investments in the Fund. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Subadviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Subadviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Subadviser.

(a)(4)	Dollar Range of Securities Owned as of July 31, 2018.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Patrick W. Galley, CFA	$500,001 - $1,000,000
Stephen O’Neill, CFA	$500,001 - $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated November 12, 2014, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERNORTH OPPORTUNITIES FUND, INC.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	October 5, 2018

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
Treasurer (Principal Financial Officer)

Date:	October 5, 2018